Mortgage Banking	12 Months Ended
Dec. 31, 2011
Mortgage Banking [Abstract]
Mortgage Banking

Note 4 – Mortgage Banking

Activity during the year was as follows:

(Dollars in thousands)

	2011	2010	2009

Loans originated for resale, net of principal payments	$25,685	$28,816	$27,598
Proceeds from loan sales	26,611	28,088	27,983
Net gains on sales of loans held for sale	672	682	601
Loan servicing fees, net of amortization	161	41	4

Loans serviced for others are not reported as assets in the accompanying consolidated balance sheets. The unpaid principal balances of these loans were $96 million and $107 million at December 31, 2011 and 2010, respectively. The Bank maintains custodial escrow balances in connection with these serviced loans; however, such escrows were immaterial at December 31, 2011 and 2010.

Activity for loan servicing rights was as follows:

(Dollars in thousands)

	2011	2010	2009

Balance, beginning of year	$347	$491	$580
Capitalized	95	122	210
Amortization	(121)	(266)	(299)

Balance, end of year	$321	$347	$491

The fair value of loan servicing rights was $797,000 and $852,000 as of December 31, 2011 and 2010, respectively. Consequently, a valuation allowance was not necessary at year-end 2011 or 2010. The fair value of servicing rights at December 31, 2011 was determined using a discount rate of 7.7% and prepayment speeds ranging from 7% to 26%. The fair value of servicing rights at December 31, 2010 was determined using a discount rate of 7.7% and prepayment speeds ranging from 0% to 35%.